Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying quarterly report of First Aid Direct, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2003, as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, Jeffrey N Tabin, Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.




                                 By:/s/ Jeffrey N Tabin
                                 ----------------------
                                 Name:  Jeffrey N Tabin


Date:  April 15, 2003
       --------------



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                                 CERTIFICATIONS
                                 --------------


I, Scott Siegel, certify that:

1. I have received this quarterly report on Form 10-QSB of First Aid Direct, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operation and cash flows of First Aid Direct, Inc. as of, and for, the periods presented in this quarterly report.


Date:  April 15, 2003


                                           /s/  Scott Siegel
                                           -------------------------------------
                                           Scott Siegel, Chief Executive Officer




     I, Jeffrey N Tabin, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of First Aid Direct, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of First Aid Direct, Inc. as of, and for the periods presented in this quarterly report.

Date:  May 6, 2003


                                              /s/ Jeffrey  N  Tabin
                                              ----------------------------------
                                              Jeffrey N Tabin, Controller


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